                                                                   Exhibit 99.2

                        FORM OF LETTER OF TRANSMITTAL

                            LETTER OF TRANSMITTAL
                                 TO ACCOMPANY
                          EXCHANGE OFFER RELATING TO
                        COMMON STOCK PURCHASE WARRANTS
                       WITH AN EXERCISE PRICE OF $3.00
                                      OF
                       WALNUT FINANCIAL SERVICES, INC.

                          ONE SHARE OF COMMON STOCK
                          PAR VALUE $0.01 PER SHARE
                                     FOR
                         EACH 4 OUTSTANDING WARRANTS
                 TENDERED PURSUANT TO THIS OFFERING CIRCULAR
                            DATED NOVEMBER 7, 1997

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. EST ON DECEMBER 18, 1997, UNLESS EXTENDED. TENDERS OF WARRANTS MAY BE WITHDRAWN AT ANY TIME UNTIL THE EXPIRATION DATE AND, IF NOT THERETOFORE ACCEPTED BY THE COMPANY, ON OR AFTER JANUARY 12, 1998.

To:  CORPORATE STOCK TRANSFER, INC., The Exchange Agent

     By Hand, Overnight Delivery or Mail:           By Facsimile:
     370 17th Street                                (303) 592-8821
     Suite 2350
     Denver, Colorado  80202
     Attention:  Carylyn Bell

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     The undersigned acknowledges receipt of the Offering Circular, dated November 7, 1997 (the "Offering Circular"), of Walnut Financial Services, Inc. (the "Company") and this Letter of Transmittal, which together constitute the Company's offer (the "Exchange Offer") to exchange one share of Common Stock, par value $.01 per share (the "Common Stock"), of the Company for each 4 outstanding Common Stock Purchase Warrants with an Exercise Price of $3.00 per Warrant (the "Warrants"). No fractional shares of Common Stock will be issued. A cash payment based upon the current market price of a share of Common Stock will be made in lieu of fractional shares.

     This Letter of Transmittal is to be used (i) if certificates for Warrants are to be physically delivered to the Exchange Agent herewith, or (ii) if tenders of Warrants are to be made by book-entry transfer to one of the accounts maintained by the Exchange Agent at The Depository Trust Company, The Midwest Securities Trust Company, or The Philadelphia Depository Trust Company, sometimes collectively referred to herein as the "Book-Entry Transfer Facilities," and sometimes individually referred to herein as a "Book-Entry Transfer Facility" pursuant to the procedures set forth in the Offering Circular under the caption "The Exchange Offer--Procedure for Tendering Warrants," or (iii) if tenders of Warrants are to be delivered according to the guaranteed delivery procedures set forth in the Offering Circular under the caption "The Exchange Offer--Guaranteed Delivery Procedures." Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to them in the Offering Circular.

     HOLDERS MUST COMPLETE THE TABLE IN BOX ONE AND SIGN IN BOX TWO TO TENDER WARRANTS. HOLDERS WHO WISH TO TENDER THEIR WARRANTS MUST, AT A MINIMUM, COMPLETE COLUMNS (1) THROUGH (3) IN THE TABLE IN BOX ONE AND COMPLETE AND SIGN WHERE SIGNATURES ARE REQUIRED IN BOX TWO. If only those columns are completed, the holder of Warrants will be deemed to have tendered for exchange all Warrants listed in the table in Box One unless otherwise indicated in the space provided at the top of Box One. If a holder of Warrants wishes to tender less than all of such Warrants, column 4 must be completed in full, and such holder should refer to Instruction 5 herein.

                  NOTE: SIGNATURE(S) MUST BE PROVIDED BELOW
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

     Holders of Warrants who wish to tender with respect to their Warrants and
(i) whose Warrants are not immediately available, or (ii) who cannot deliver their Warrants, or any other documents required hereby prior to the Expiration Date, or (iii) who deliver for book-entry transfer on a timely basis, must deliver their Warrants according to the guarantee set forth in the Offering Circular under "Procedure for Tendering Warrants." See Instruction 2.


     [ ] CHECK HERE IF TENDERED WARRANTS ARE ENCLOSED HEREWITH.

     [ ] CHECK HERE IF TENDERED WARRANTS ARE BEING DELIVERED BY BOOK-ENTRY
         TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution:
                                   --------------------------------------------

     Book-entry Transfer Facility
     Account Number:                  Transaction Code Number:
                    -----------------                         -----------------

     [ ] CHECK HERE IF TENDERED WARRANTS ARE BEING DELIVERED PURSUANT TO A
         NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Holder(s):
                                     ------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery:
                                                        -----------------------

     Window Ticket Number (if available):
                                         --------------------------------------

     Name of Institution Which Guaranteed Delivery:
                                                   ----------------------------

     Book-Entry Transfer Facility
     Account Number (if delivered by book-entry transfer):
                                                          ---------------------

Ladies and Gentlemen:

     In accordance with the terms and subject to the conditions set forth in the Offering Circular, the undersigned hereby tenders to the Company the above-described number of Warrants subject to and effective upon acceptance for exchange of the Warrants tendered herewith. The undersigned hereby exchanges, assigns and transfers to, or upon the order of the Company, all right, title and interest in and to all the Warrants that are being tendered hereby and that are being accepted for exchange pursuant to the Exchange Offer, and irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such Warrants (with full knowledge that the Exchange Agent also acts as agent for the Company), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Warrants or transfer ownership of such Warrants on the account books maintained by the Exchange Agent at a Book-Entry Transfer Facility, together with, in either case, all accompanying evidences of transfer and authenticity, to or upon the order of the Company, (b) present such Warrants for transfer on the books of the Company, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Warrants, all in accordance with the terms of the Exchange Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Warrants tendered hereby and that when the same are accepted for exchange by the Company, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and such Warrants shall not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents determined by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Warrants tendered hereby.

     Warrants properly tendered and not withdrawn will be accepted as soon as practicable after the satisfaction or waiver of all conditions to the Exchange Offer. Tenders of Warrants may be withdrawn at any time until the Expiration Date and, if not theretofore accepted by the Company, on or after January 12, 1998, by delivery of a notice of withdrawal or revocation to the Exchange Agent. See "The Exchange Offer--Withdrawal Rights" in the Offering Circular.

     The Exchange Offer is subject to a number of conditions, each of which, with one exception, may be waived by the Company, as more particularly set forth in the Offering Circular. The undersigned recognizes that as a result of such conditions the Company may not be required to exchange any of the Warrants tendered hereby. In such event, Warrants not exchanged will be returned to the undersigned at the address shown below the undersigned's signature, unless otherwise indicated under "Special Exchange Instructions" or "Special Delivery Instructions."

     Warrants so returned will have the same terms as before the Exchange Offer, subject to the possibility that the shareholders of the Company will approve at the Annual Meeting the extension of the expiration date of the Warrants to June 30, 2005.

     All authority conferred or agreed to be conferred herein shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal and personal representatives, successors in interest and assigns of the undersigned. The undersigned understands that tenders of Warrants pursuant to any of the procedures described in the Offering Circular and in this Letter of Transmittal will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

     Unless otherwise indicated herein under "Special Exchange Instructions" or "Special Delivery Instructions," please issue the Common Stock and return any Warrants not tendered or not accepted for exchange in the name(s) of the undersigned at the address set forth above under "Description of Warrants" in Box One. In the event that the "Special Exchange Instructions and the Special Delivery Instructions" are completed, please issue the certificates for the shares of Common Stock, and/or return such certificates for Warrants and/or the certificates for the shares of Common Stock, to the person or persons so indicated.

                                 INSTRUCTIONS
                   FORMING PART OF THE TERMS AND CONDITIONS
                            OF THE EXCHANGE OFFER

     1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office in the United States (each an "Eligible Institution"). SIGNATURES ON THIS LETTER OF TRANSMITTAL NEED NOT BE GUARANTEED (A) IF THIS LETTER OF TRANSMITTAL IS SIGNED BY THE REGISTERED HOLDER(S) OF THE WARRANTS TENDERED HEREWITH AND SUCH HOLDER(S) HAS/HAVE NOT COMPLETED THE BOXES ENTITLED "SPECIAL EXCHANGE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER OF TRANSMITTAL OR (B) IF SUCH WARRANTS ARE TENDERED FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION. SEE INSTRUCTION 6.

     2. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES FOR WARRANTS; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used (i) if certificates for Warrants are to be physically delivered to the Exchange Agent herewith, or (ii) if tenders of Warrants are to be made by book-entry transfer to the accounts maintained by the Exchange Agent at one of the Book-Entry Transfer Facilities pursuant to the procedure set forth in the Offering Circular, or (iii) if tenders of Warrants are to be made according to the guaranteed delivery procedures set forth in the Offering Circular. Certificates for all physically delivered Warrants, or confirmation of any book-entry transfer, as well as a properly completed and duly executed copy of this Letter of Transmittal or a facsimile thereof, and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth on the front page of this Letter of Transmittal prior to the Expiration Date. Holders of Warrants who wish to tender their Warrants and (i) whose certificates representing numbers of Warrants are not immediately available, (ii) who cannot deliver their Warrants or any other documents required hereby prior to the Expiration Date, or (iii) who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Warrants according to the guaranteed delivery procedures set forth in the Offering Circular under "The Exchange Offer--Guaranteed Delivery Procedures." Pursuant to such procedures: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company must be received by the Exchange Agent prior to the Expiration Date; and (c) the certificates for all physically tendered Warrants in proper form for transfer, or a confirmation of a book-entry transfer, as well as a properly completed and duly executed Letter of Transmittal and any other required documents, must be received by the Exchange Agent within five New York Stock Exchange trading days following the Expiration Date, all as provided under the caption "The Exchange Offer--Guaranteed Delivery Procedures" in the Offering Circular.

     The method of delivery of this Letter of Transmittal, Warrants, and all other required documents to the Exchange Agent is at the election and risk of the tendering holder of the Warrants. Except as otherwise provided herein and in the Offering Circular, such delivery will be deemed made only when actually received by the Exchange Agent. INSTEAD OF EFFECTING DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. In all cases, sufficient time should be allowed to assure timely delivery. No documents should be sent to the Company.

     All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Warrants will be resolved by the Company, whose determination will be final and binding. The Company reserves the absolute right to reject any or all tenders and withdrawals of Warrants that are not in proper form or the acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company reserves the right to waive any irregularities or conditions of tender as to particular Warrants. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding.

     No alternative, conditional or contingent tenders will be accepted.
Unless waived, any defects or irregularities in connection with tenders and withdrawals of Warrants must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent, nor any other person shall be under any duty to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice. Tenders and withdrawals of Warrants will not be deemed to have been made until all defects and irregularities have been cured or waived. Any Warrants received by the Exchange Agent that are not properly tendered or delivered and as to which the irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders of such Warrants unless otherwise provided in the Letter of Transmittal as soon as practicable following the Expiration Date.

     3. INADEQUATE SPACE. If the space provided under "Description of Warrants" is inadequate, list and attach hereto on a separate schedule the Warrant certificate numbers, the class and number of warrants represented thereby and the number of Warrants being tendered.

     4. WITHDRAWALS OF TENDER. Tenders of Warrants may be withdrawn at any time until the Expiration Date and, if not theretofore accepted for exchange by the Company, on or after January 12, 1998.

     Any holder of Warrants who has tendered Warrants, who succeeds to the record ownership of Warrants in respect of which a tender has previously been given, may withdraw such Warrants by delivery of a written notice of withdrawal. To be effective, a written or facsimile transmission notice of withdrawal must (i) be timely received by the Exchange Agent at its address or facsimile number specified above before the Expiration Date, (ii) specify the name of the registered holder of the Warrants to be withdrawn, (iii) contain the certificate numbers (shown on the particular certificates) evidencing the Warrants to be withdrawn, and the class and number of Warrants to be withdrawn, and (iv) be signed by the registered holder of such Warrants in the same manner as the original signature on this Letter of Transmittal including any required signature guarantees, or be accompanied by documents of transfer sufficient to have the transfer agent for the Warrants register the transfer of such Warrants into the name of the person withdrawing the Warrants. The signatures on the notice of withdrawal must be guaranteed by an Eligible Institution unless such Warrants have been tendered (i) by a registered holder of Warrants who has not completed the boxes on this Letter of Transmittal entitled "Special Exchange Instructions" or "Special Delivery Instructions" or (ii) for the account of an Eligible Institution.

     If the Warrants to be withdrawn have been delivered or otherwise identified to the Exchange Agent, a signed notice of withdrawal is effective immediately upon receipt of proper written or facsimile transmission notice of withdrawal even if physical release is not yet effected.

     Any Warrants which have been tendered for exchange but which are not exchanged will be returned to the holder thereof without cost to such holder as soon as practicable following the Expiration Date. Warrants so returned will have the same terms as before the Exchange Offer, subject to the possibility that the shareholders of the Company will approve at the Annual Meeting the extension of the expiration date of the Warrants to June 30, 2005. Properly withdrawn Warrants may be retendered at any time prior to the Expiration Date by following one of the procedures described under the caption "The Exchange Offer--Withdrawal Rights" in the Offering Circular.

     5. PARTIAL TENDERS.   If tenders are to be made with respect to  Warrants
evidenced by a particular warrant certificate, fill in the class and number of Warrants which are represented by such certificate in column (4) of Box One above. THE ENTIRE NUMBER OF WARRANTS WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED. In the case of partial tenders, new certificates representing Warrants in fully registered form for the remainder of the Warrants represented by the certificate for which such partial tender is made will be sent to the persons signing this Letter of Transmittal, unless otherwise indicated in the appropriate boxes on this Letter of Transmittal, as promptly as practicable after the expiration or termination of the Exchange Offer.

      6. SIGNATURES ON THIS LETTER OF TRANSMITTAL; INSTRUMENTS OF TRANSFER AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder of the Warrants tendered hereby, the signature must correspond with the name as written on the face of the Warrant without alteration, enlargement or any change whatsoever.

           (a) If any of the Warrants tendered are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

           (b) If any of the Warrants tendered are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal and any necessary accompanying documents as there are different registrations.

           (c) If this Letter of Transmittal is signed by the registered holders of Warrants, no endorsements of Warrants or separate instruments of transfer are required, unless Warrants not exchanged or the certificates for shares of Common Stock are to be issued in the name of, or delivered to, any person other than the registered Holders. Signatures on any such Warrant endorsements or instruments of transfer must be guaranteed by an Eligible Institution, unless signed by an Eligible Institution.

           (d) If this Letter of Transmittal is signed by a person other than the registered holders of the Warrants, such Warrants must be endorsed or accompanied by appropriate instruments of transfer and, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such Warrants. Signatures on any such Warrants or instruments of transfer must be guaranteed by an Eligible Institution, unless signed by an Eligible Institution.

           (e) If this Letter of Transmittal or any Warrants or instruments of transfer are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and, unless waived by the Company, proper evidence satisfactory to the Company and the Exchange Agent of the authority of such person to so act must be submitted with this Letter of Transmittal.

      7. TRANSFER TAXES. The Company will pay or cause to be paid all transfer taxes, if any, with respect to the exchange and transfer of any Warrants to it or its order pursuant to the Exchange Offer. If, however, (i) certificates for the shares of Common Stock to be received in exchange for Warrants or any Warrants not exchanged are to be issued in the name of, or delivered to, any person other than the registered holders, or (ii) if a transfer tax is imposed for any reason other than the transfer of Warrants to the Company or its order pursuant to the Exchange Offer, the amount of any transfer taxes (whether imposed on the registered holders or any other person) will be payable by the tendering holder(s) of Warrants. Unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith, the amount of such transfer taxes will be billed directly to the tendering holder(s) of Warrants. EXCEPT AS PROVIDED IN THIS INSTRUCTION 7, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

      8. SPECIAL EXCHANGE INSTRUCTIONS AND SPECIAL DELIVERY INSTRUCTIONS. If shares of the Common Stock to be received in exchange for Warrants are to be issued in the name of a person other than the signer of this Letter of Transmittal or if shares of the Common Stock to be received in exchange for Warrants are to be sent or returned to someone other than signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

      9. IRREGULARITIES AND WAIVER OF CONDITIONS. All questions as to the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tender of Warrants will be determined by the Company, in its sole discretion, which determination shall be final and binding. The Company reserves the absolute right to reject any and all tenders of Warrants determined by it not to be in proper form, or the acceptance or exchange of which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any defect or irregularity in any tender with respect to any particular Warrants or any particular Warrantholder, and the Company's interpretations of the terms and conditions of the Exchange Offer (including these instructions) shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person will be under any duty or obligation to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give such notice. Any Warrants received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned to the appropriate tending Warrantholder as soon as possible. Except as otherwise provided in the Offering Circular, the Company reserves the absolute right to waive any of the specified conditions of the Exchange Offer, as described in the Offering Circular under the caption "The Exchange Offer--Conditions to the Exchange Offer."

     10. MUTILATED, LOST, STOLEN OR DESTROYED WARRANTS. Any holder whose Warrants have been mutilated, lost, stolen or destroyed should immediately contact the Exchange Agent at the address indicated above for further instructions.

     11. TAXPAYER INFORMATION AND SUBSTITUTE W-9.

     All Warrantholders. All Warrantholders receiving cash in lieu of fractional shares must complete the "Substitute Form W-9" set forth in Box Three.

     United States Warrantholders. United States federal income tax law requires that a United States holder who surrenders Warrants and receives cash in lieu of fractional shares, to provide the Exchange Agent (as payor) with his or her correct taxpayer identification number ("TIN"), which, if the surrendering holder is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the surrendering holder may be subject to a penalty imposed by the Internal Revenue Service and payments that are made by the Company to the tendering holder may be subject to a 31% backup withholding. If withholding results in an overpayment of taxes, a refund may be obtained. Exempt persons (including generally, among others, all corporations) are not subject to these backup withholding and reporting requirements.

     To prevent the 31% backup withholding tax, each surrendering United States holder must provide his or her correct TIN and complete Part 3 of the "Substitute Form W-9" set forth below, certifying that the TIN provided is correct (or that the surrendering holder is awaiting a TIN) and that (a) in accordance with the guidelines included at the end of this Letter of Transmittal ("Guidelines"), the surrendering holder is exempt from backup withholding, or (b) the surrendering holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends, or (c) the Internal Revenue Service has notified the surrendering holder that he or she is no longer subject to backup withholding. If shares of the Common stock are to be issued in more than one name or in a name other than that of the actual owner, consult the Guidelines for information on which TIN to report.

     Foreign Warrantholders. United States federal income tax law requires a foreign holder who surrenders Warrants and receives cash in lieu of fractional shares, to provide the Exchange Agent (as payor) with a certification on Form W-8, Certification of Foreign Status, of such holder's foreign status or a TIN. If the Exchange Agent is not provided with the certification of foreign status or a TIN, payments that are made by the Company to the surrendering holder may be subject to the 20% backup withholding tax.

     If shares of the Common Stock to be received in exchange for Warrant are to be owned jointly by more than one foreign holder, the 20% backup withholding will apply unless every joint payee provides the statement regarding foreign status or any joint payee who has not established foreign status provides a TIN.

     12. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth above.

     IMPORTANT. THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE COPY HEREOF (TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.



------------------------------------------------------------------------------
                                   BOX ONE
                           DESCRIPTION OF WARRANTS
-------------------------------------------------------------------------------
            (1)                      (2)             (3)              (4)
-------------------------------------------------------------------------------
                                                  AGGREGATE
                                 CERTIFICATE      NUMBER OF         NUMBER OF
NAME(S) AND ADDRESS(ES)          OF NUMBER(S)     WARRANTS          WARRANTS
REGISTERED HOLDER                (ATTACH LIST,    REPRESENTED       TENDERED FOR
(PLEASE FILL IN, IF BLANK)(a)    IF NECESSARY)    BY CERTIFICATE    EXCHANGE(b)

-------------------------------------------------------------------------------


                                         TOTAL:
                                               -------------------------------
---------------------

(a) Any beneficial holder whose Warrants are registered in the name of his broker, dealer, commercial bank, trust company or other nominee and who wishes to tender Warrants should contact such registered holder promptly and instruct such registered holder to tender Warrants on his behalf. If such beneficial holder wishes to tender Warrants on his own behalf, such beneficial holder must, prior to completing and executing this Letter of Transmittal and delivering his Warrants, make appropriate arrangements to register ownership of the Warrants in such holder's name. The transfer of record ownership of Warrants may take considerable time and, depending on when such transfer is requested, may not be accomplished prior to the Expiration Date.


(b) Need not be completed by holders who wish to tender all Warrants listed in column (3).

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                        SPECIAL EXCHANGE INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 4, AND 8)

To be completed ONLY if the shares of the Common Stock are to be issued in the name of someone other than the undersigned.

Issue and Mail Shares of the Common Stock to:

Name:
-------------------------------------------------------------------------------
                                (PLEASE PRINT)
Address:
        -----------------------------------------------------------------------

-------------------------------------------------------------------------------
                              (INCLUDE ZIP CODE)

-------------------------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                        SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 4, AND 8)

To be completed ONLY if the shares of the Common Stock are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Mail Shares of the Common Stock to:

Name:
-------------------------------------------------------------------------------
                                (PLEASE PRINT)
Address:
        -----------------------------------------------------------------------

-------------------------------------------------------------------------------
                              (INCLUDE ZIP CODE)

-------------------------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                   BOX TWO
                               PLEASE SIGN HERE

       (TO BE COMPLETED BY ALL HOLDERS OF WARRANTS SURRENDERING FOR EXCHANGE REGARDLESS OF WHETHER WARRANTS ARE BEING PHYSICALLY DELIVERED HEREWITH)

          In order to validly surrender Warrants for exchange pursuant to the Exchange Offer, this Letter of Transmittal must be signed by the registered Holder(s) of Warrants exactly as their name(s) appear(s) on the Warrant certificate(s) or, if surrendered for exchange by a participant in one of the Book-Entry Transfer Facilities, exactly as such participant's name appears on a security position listing as the owner of Warrants, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal.

          If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 6 above.

     -------------------------------------------------------------------------
     SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATORY
     Date:                       , 1997
           ---------------------

     Name(s):
             -----------------------------------------------------------------
                                  (PLEASE PRINT)

     -------------------------------------------------------------------------
     Capacity (full title):
                           ---------------------------------------------------
     Address (including zip code):
                                  --------------------------------------------
     Area Code and Telephone Number:
                                    ------------------------------------------

       SIGNATURE GUARANTEE (SEE INSTRUCTION 1 ABOVE) CERTAIN SIGNATURES
                MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION


     --------------------------------------------------------------------------
            (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)

     -------------------------------------------------------------------------
     (ADDRESS (INCLUDING ZIP CODE)/TELEPHONE NUMBER (INCLUDING AREA CODE)
     OF FIRM)

     -------------------------------------------------------------------------
                           (AUTHORIZED SIGNATURES)

     -------------------------------------------------------------------------
                                 (PRINT NAME)

     -------------------------------------------------------------------------
                                   (TITLE)

     Date:                     , 1997
           --------------------


 PLEASE COMPLETE SUBSTITUTE FORM W-9 IN BOX THREE OF THIS LETTER OF TRANSMITTAL

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                  BOX THREE

SUBSTITUTE FORM W-9
DEPARTMENT OF THE TREASURY
INTERNAL REVENUE SERVICE
PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER (TIN)
PAYOR'S NAME: Walnut Financial Services, Inc.

PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AND CERTIFY BY SIGNING AND DATING BELOW.
                     ------------------------------------

                        ------------------------------
                        Social Security Number
                            or

                        ------------------------------
                        Employer Identification Number

                     ------------------------------------

PART 2 -- CERTIFICATION -- Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

(2) I am not subject to backup withholding because (i) I am exempt from backup withholding, or (ii) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding.

PART 3 -- Awaiting TIN / / (see below)

CERTIFICATE INSTRUCTIONS -- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).


SIGNATURE                                             DATE
         -------------------------------------------       --------------------
NAME
     --------------------------------------------
                 (PLEASE PRINT)

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF
      ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ATTACHED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

          YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                   THE BOX IN PART 3 OF SUBSTITUTE FORM W-9
            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Officer or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

SIGNATURE                               DATE
         -----------------------------       -----------------------------
NAME
     ---------------------------------
             (PLEASE PRINT)

-------------------------------------------------------------------------------

           GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                        NUMBER ON SUBSTITUTE FORM W-9


     GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYOR. - Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payor.



                                 GIVE THE                                          GIVE THE EMPLOYER
                                 SOCIAL SECURITY         FOR THIS TYPE OF          IDENTIFICATION
FOR THIS TYPE OF ACCOUNT:        NUMBER OF -             ACCOUNT:                  NUMBER OF -
---------------------------------------------------      ------------------------------------------------
1. Individual                    The individual          6.  A valid trust,        Legal entity (Do not
                                                             estate, or pension    furnish the
                                                             trust                 identification
                                                                                   number of the
                                                                                   personal
                                                                                   representative or
                                                                                   trustee unless the
                                                                                   legal entity itself
                                                                                   is not designated in
                                                                                   the account
                                                                                   title.)(4)
                                                         7.  Corporate             The corporation
                                                         8.  Association,          The organization
2. Two or more                   The actual owner of         club, religious,
   individuals (joint            the account or, if          charitable,
   account) (including           combined funds, the         educational, or
   husband and wife)             first individual on         other tax-exempt
                                 the account(1)              organization
                                                         9.  Partnership           The partnership
                                                         10. A broker or           The broker or nominee
3. Custodian account of          The minor(2)                registered nominee
   a minor (Uniform Gift to                              11. Account with          The public entity
   Minors Act)                                               the Department of
4. a. The usual                  The grantor-trustee(1)      Agriculture in the
      revocable savings trust                                name of a public
      (grantor is also                                       entity (such as a
      trustee)                                               state or local
   b. So-called trust            The actual owner(1)         government, school
      account that is not a                                  district, or
      legal or valid trust                                   prison) that
      under state law                                        receives
                                                             agricultural
5. Sole proprietorship           The owner(3)                program payments



  (1) List first and circle the name of the person whose number you furnish.
  (2) Show the individual's name.
  (3) Circle the minor's name and furnish the minor's social security number.
  (4) List first and circle the name of the legal trust, estate, or pension trust.


                                                          (continued next page)
===============================================================================

           GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                        NUMBER ON SUBSTITUTE FORM W-9


(Section references are to the Internal Revenue Code)        - Payments made by certain foreign organizations.

OBTAINING A NUMBER                                           Payments of interest generally not subject to
If you don't have a taxpayer identification number           backup withholding include the following:
("TIN"), apply for one immediately.  To apply,               - Payments of interest on obligations issued by
obtain Form SS-5, Application for a Social Security            individuals
Number Card, or Form SS-4, Application for Employer            NOTE:  You may be subject to backup withholding
Identification Number, at the local office of the              if this interest is $600 or more and is paid in
Social Security Administration or the Internal                 the course of the payor's trade or business and
Revenue Service ("IRS").                                       you have not provided your correct TIN to the
                                                               payor.
PAYEES AND PAYMENTS EXEMPT FROM BACKUP WITHHOLDING.          - Payments of tax-exempt interest (including
- The following is a list of payees exempt from                exempt-interest dividends under section 852).
backup withholding and for which no information              - Payments described in section 6049(b)(5) to
reporting is required.  For interest and dividends,            nonresident aliens.
all listed payees are exempt except item (9).  For           - Payments on tax-free covenant bonds under
broker transactions, payees listed in (1) through              section 1451.
(13) and a person registered under the Investment            - Payments made by certain foreign organizations.
Advisers Act of 1940 who regularly acts as a broker          - Mortgage interest paid by you.
are exempt.  Payments subject to reporting under
sections 6041 and 6041A are generally exempt from            Payments that are not subject to information
backup withholding only if made to payees described          reporting are also not subject to backup
in items (1) through (7), except that a corporation          withholding.  For details, see sections 6041,
that provides medical and health care services or            6041A(a), 6042, 6044, 6045, 6049, 6050A, and
bills and collects payments for such services is not         6050N, and the regulations under those sections.
exempt from backup withholding or information
reporting:                                                   PRIVACY ACT NOTICE. - Section 6109 requires you
(1)  A corporation.                                          to furnish your correct TIN to persons who must
(2)  An organization exempt from tax under section           file information returns with the IRS to report
     501(a), or an individual retirement plan ("IRA"), or    interest, dividends, and certain other income
     a custodial account under section 403(b)(7).            paid to you, mortgage interest you paid, the
(3)  The United States or any of its agencies or             acquisition or abandonment of secured property,
     instrumentalities.                                      or contributions you made to an IRA.  The IRS
(4)  A state, the District of Columbia, a possession         uses the numbers for identification purposes and
     of the United States, or any of their political         to help verify the accuracy of your tax return.
     subdivisions or instrumentalities.                      You must provide your TIN whether or not you are
(5)  A foreign government of any of its political            qualified to file a tax return.  Payors must
     subdivisions, agencies or instrumentalities.            generally withhold 20% of taxable interest,
(6)  An international organization or any of its             dividend, and certain other payments to a payee
     agencies or instrumentalities.                          who does not furnish a TIN to a payor.  Certain
(7)  A foreign central bank of issue.                        penalties may also apply.
(8)  A dealer in securities or commodities required
     to register in the U.S. or a possession of the U.S.     PENALTIES
(9)  A futures commission merchant registered with           (1) FAILURE TO FURNISH TIN. - If you fail to
     the Commodity Futures Trading Commission.                   furnish your correct TIN to a payor, you are
(10) A real estate investment trust.                             subject to a penalty of $50 for each such
(11) An entity registered at all times during the                failure unless your failure is due to reasonable
     tax year under the Investment Company Act of 1940.          cause and not to willful neglect.
(12) A common trust fund operated by a bank under
     section 584(a).                                         (2) CIVIL PENALTY FOR FALSE INFORMATION WITH
(13) A financial institution.                                    RESPECT TO WITHHOLDING. - If you make a false
(14) A middleman known in the investment community               statement with no reasonable basis that results
     as a nominee or listed in the most recent                   in no imposition of backup withholding, you are
     publication of the American Society of Corporate            subject to a penalty of $500.
     Secretaries, Inc., Nominee List.
(15) A trust exempt from tax under section 664 or            (3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.-
     described in section 4947.                                  Willfully falsifying certifications or
                                                                 affirmations may subject you to criminal
Payments of dividends generally not subject to a                 penalties including fines and/or imprisonment.
backup withholding also include the following:
- Payments to nonresident aliens subject to                   FOR ADDITIONAL INFORMATION CONTACT
  withholding under section 1441.                              YOUR TAX CONSULTANT OR THE IRS.
- Payments to partnerships not engaged in a trade or
  business in the U.S. and which have at least one
  nonresident partner.
